UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2005

GARDENBURGER, INC.

(Exact name of registrant as specified in its charter)

Oregon	0-20330	93-0886359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15615 Alton Parkway, Suite 350, Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (949) 255-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                             Changes in Registrant’s Certifying Accountant.

Effective February 22, 2005, Gardenburger, Inc. (the “Company”) dismissed the Company’s independent registered public accounting firm, BDO Seidman, LLP (“BDO”).  Effective February 24, 2005, the Company engaged the firm of Haskell & White LLP (“Haskell”) to be the Company’s independent registered public accounting firm.  The Audit Committee of the Company’s Board of Directors recommended that the Company change audit firms, directed the process of review of candidate firms to replace BDO and made the final decision to engage Haskell.

BDO’s report on the Company’s financial statements for the fiscal year ended September 30, 2004 contained an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern.  Other than such statement, BDO’s report for the fiscal year ended September 30, 2004 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  KPMG LLP (“KPMG”) served as the Company’s independent public accountants for the fiscal year ended September 30, 2003.  The report of KPMG on the Company’s financial statements for the fiscal year ended September 30, 2003 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through February 22, 2005, there were no disagreements with BDO or KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO or KPMG, would have caused BDO or KPMG to make reference thereto in their report on the financial statements.

During the course of their audit of the Company’s financial statements for the year ended September 30, 2004, BDO advised management and the Audit Committee of the Board of Directors that they had identified certain material weaknesses in internal control.  The Audit Committee has discussed corrective actions and future plans with BDO, and the Company is in the process of undertaking steps to remedy these material weaknesses.  The Company has authorized BDO to respond fully to the inquiries of Haskell concerning these material weaknesses.

During the Company’s two most recent fiscal years and through February 24, 2005, the Company has not consulted with Haskell on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that Haskell concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) concerning any disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has furnished to BDO the statements made in this Item 4.01.  A copy of a letter addressed to the Securities and Exchange Commission from BDO regarding these statements is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

16.1	Letter, dated February 24, 2005 from BDO Seidman, LLP to the Securities and Exchange Commission regarding change in certifying accountant of Gardenburger, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARDENBURGER, INC.

February 28, 2005	By:	/s/ Robert T. Trebing, Jr.
Robert T. Trebing, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter, dated February 24, 2005 from BDO Seidman, LLP to the Securities and Exchange Commission regarding change in certifying accountant of Gardenburger, Inc.